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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 2003


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JUNE 1, 2003, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-FF2)


                        FINANCIAL ASSET SECURITIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                 333-104153             06-1442101
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
----------------------------       -------------        ----------------------
of Incorporation)                   File Number)        Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                 06830
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700


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                                       -2-

Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Financial Asset Securities Corp. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated June 23, 2003 in connection with the Registrant's issuance of a series of certificates, entitled First Franklin Mortgage Loan Trust 2003-FF2, Asset-Backed Certificates, Series 2003-FF2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 2003, among the Registrant as depositor, Chase Manhattan Mortgage Corporation as servicer and Wells Fargo Bank Minnesota, National Association as trustee. The Certificates designated as the Series 2003-FF2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, fixed rate and adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


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                                       -3-

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


         EXHIBIT NO.                         DESCRIPTION
         -----------                         -----------
             99.1                            Computational Materials (as defined
                                             in Item 5) that have been provided
                                             by Greenwich Capital Markets, Inc.
                                             to certain prospective purchasers
                                             of First Franklin Mortgage Loan
                                             Trust 2003-FF2, Asset- Backed
                                             Certificates, Series 2003-FF2.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2003

                                     FINANCIAL ASSET SECURITIES CORP.


                                     By: /s/ Frank Skibo
                                         ------------------------------
                                     Name:    Frank Skibo
                                     Title:   Senior Vice-President



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                               INDEX TO EXHIBITS




                                                                    Sequentially
Exhibit No.                             Description                Numbered Page
-----------                             -----------                -------------
   99.1       Computational Materials (as defined in Item 5) that        P
              have been provided by Greenwich Capital Markets, Inc. to certain prospective purchasers of First
              Franklin Mortgage Loan Trust 2003-FF2, Asset-
              Backed Certificates, Series 2003-FF2.




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                                  EXHIBIT 99.1